PNC ABSOLUTE RETURN MASTER FUND LLC
PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
PNC LONG-SHORT MASTER FUND LLC
PNC ABSOLUTE RETURN FUND LLC
PNC ALTERNATIVE STRATEGIES FUND LLC
PNC LONG-SHORT FUND LLC
PNC ABSOLUTE RETURN TEDI FUND LLC
PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
PNC LONG-SHORT TEDI FUND LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC,(each a “Fund” and, collectively, the “Funds”), each a Delaware limited liability company, constitutes and appoints S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, for me and in my name, place and stead, in any and all capacities as a director of each Fund, to sign for me and in my name in the appropriate capacity, any Registration Statement of any Fund on Form N-2 or on Form N-14, and any and all Pre-Effective Amendments to any such Registration Statement, any and all Post-Effective Amendment to any such Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Fund or by the appropriate officers of the Fund, acting in good faith and in a manner they reasonably believe to be in the best interests of the Fund, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Kevin A. McCreadie
Kevin A. McCreadie, President

Date:                      July 30, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
PNC LONG-SHORT MASTER FUND LLC
PNC ABSOLUTE RETURN FUND LLC
PNC ALTERNATIVE STRATEGIES FUND LLC
PNC LONG-SHORT FUND LLC
PNC ABSOLUTE RETURN TEDI FUND LLC
PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
PNC LONG-SHORT TEDI FUND LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC,(each a “Fund” and, collectively, the “Funds”), each a Delaware limited liability company, constitutes and appoints S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, for me and in my name, place and stead, in any and all capacities as a director of each Fund, to sign for me and in my name in the appropriate capacity, any Registration Statement of any Fund on Form N-2 or on Form N-14, and any and all Pre-Effective Amendments to any such Registration Statement, any and all Post-Effective Amendment to any such Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Fund or by the appropriate officers of the Fund, acting in good faith and in a manner they reasonably believe to be in the best interests of the Fund, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jennifer E. Spratley
Jennifer E. Spratley, Vice President and Treasurer

Date:                      July 30, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
PNC LONG-SHORT MASTER FUND LLC
PNC ABSOLUTE RETURN FUND LLC
PNC ALTERNATIVE STRATEGIES FUND LLC
PNC LONG-SHORT FUND LLC
PNC ABSOLUTE RETURN TEDI FUND LLC
PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
PNC LONG-SHORT TEDI FUND LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC,(each a “Fund” and, collectively, the “Funds”), each a Delaware limited liability company, constitutes and appoints S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, for me and in my name, place and stead, in any and all capacities as a director of each Fund, to sign for me and in my name in the appropriate capacity, any Registration Statement of any Fund on Form N-2 or on Form N-14, and any and all Pre-Effective Amendments to any such Registration Statement, any and all Post-Effective Amendment to any such Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Fund or by the appropriate officers of the Fund, acting in good faith and in a manner they reasonably believe to be in the best interests of the Fund, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Dr. Edward D. Miller
Dr. Edward D. Miller

Date:                      July 30, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
PNC LONG-SHORT MASTER FUND LLC
PNC ABSOLUTE RETURN FUND LLC
PNC ALTERNATIVE STRATEGIES FUND LLC
PNC LONG-SHORT FUND LLC
PNC ABSOLUTE RETURN TEDI FUND LLC
PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
PNC LONG-SHORT TEDI FUND LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC,(each a “Fund” and, collectively, the “Funds”), each a Delaware limited liability company, constitutes and appoints S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, for me and in my name, place and stead, in any and all capacities as a director of each Fund, to sign for me and in my name in the appropriate capacity, any Registration Statement of any Fund on Form N-2 or on Form N-14, and any and all Pre-Effective Amendments to any such Registration Statement, any and all Post-Effective Amendment to any such Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Fund or by the appropriate officers of the Fund, acting in good faith and in a manner they reasonably believe to be in the best interests of the Fund, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ L. White Matthews, III
L. White Matthews, III

Date:                      July 30, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
PNC LONG-SHORT MASTER FUND LLC
PNC ABSOLUTE RETURN FUND LLC
PNC ALTERNATIVE STRATEGIES FUND LLC
PNC LONG-SHORT FUND LLC
PNC ABSOLUTE RETURN TEDI FUND LLC
PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
PNC LONG-SHORT TEDI FUND LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC,(each a “Fund” and, collectively, the “Funds”), each a Delaware limited liability company, constitutes and appoints S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, for me and in my name, place and stead, in any and all capacities as a director of each Fund, to sign for me and in my name in the appropriate capacity, any Registration Statement of any Fund on Form N-2 or on Form N-14, and any and all Pre-Effective Amendments to any such Registration Statement, any and all Post-Effective Amendment to any such Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Fund or by the appropriate officers of the Fund, acting in good faith and in a manner they reasonably believe to be in the best interests of the Fund, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John R. Murphy
John R. Murphy

Date:                      July 30, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
PNC LONG-SHORT MASTER FUND LLC
PNC ABSOLUTE RETURN FUND LLC
PNC ALTERNATIVE STRATEGIES FUND LLC
PNC LONG-SHORT FUND LLC
PNC ABSOLUTE RETURN TEDI FUND LLC
PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
PNC LONG-SHORT TEDI FUND LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC,(each a “Fund” and, collectively, the “Funds”), each a Delaware limited liability company, constitutes and appoints S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, for me and in my name, place and stead, in any and all capacities as a director of each Fund, to sign for me and in my name in the appropriate capacity, any Registration Statement of any Fund on Form N-2 or on Form N-14, and any and all Pre-Effective Amendments to any such Registration Statement, any and all Post-Effective Amendment to any such Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Fund or by the appropriate officers of the Fund, acting in good faith and in a manner they reasonably believe to be in the best interests of the Fund, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas Owsley
Thomas Owsley

Date:                      July 30, 2009